Exhibit 10.44

LOAN AGREEMENT

(Addendum No. 2)

WHEREAS:

•
This addendum serves to update the Loan Agreement (attached as Exhibit 10.1 to the Form 10-K/A-2 Coronus Solar Inc. filed with the SEC on December 10, 2010) between Jefferson Thachuk (the “Lender”) and Coronus Solar Inc. (the “Borrower”), and subsequently updated by Addendum No. 1, dated June 20, 2011 (attached as Exhibit 10.35 to the Form 10-K Coronus Solar Inc. filed with the SEC on June 27, 2011).

•	This addendum is current as of October 26, 2011.

•	A detailed chronology of the Loans, subsequent to June 20, 2011 is attached to this addendum as Exhibit A.

•	As at September 30, 2011, the principal amount of the Loans totaled CAD $204,500, plus USD $6,600.

•	As at October 26, 2011, the principal amount of the Loans totaled CAD $219,500, plus USD $6,600.

RESOLVED:

This addendum fairly and accurately characterizes the subsequent loan activity between the Lender and the Borrower.

DATED:  this 26th day of October, 2011.

JEFFERSON THACHUK	DAVID HOLMES
Jefferson Thachuk	David Holmes
Lender	Coronus Solar Inc., Director

KENNETH BOGAS
Kenneth Bogas
Coronus Solar Inc., Director

EXHIBIT A

Loans from Shareholder - Jeff Thachuk
As at October 26,2011
		CAD	USD
Date	Source	Principal	Principal

20-Jun-11	Opening Balance	204,500	6,600
11-Oct-11	Deposit	15,000	-

Total		CAD 219,500	USD 6,600